PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

655 Broad Street, 17th Floor

Newark, New Jersey 07102

March 16, 2018

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Prudential Short-Term Corporate Bond Fund, Inc.

Registration numbers 33-22363 and 811-05594

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated February 27, 2018 (SEC accession number 0000067590-18-000330), to the Prospectus, dated February 26, 2018. The purpose of the filing is to submit the 497 filing dated February 27, 2018 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary